SECOND AMENDMENT TO
WAIVER AGREEMENT

THIS SECOND AMENDMENT TO WAIVER AGREEMENT dated as of October 16, 2013 (the “Agreement”) is entered into among Tech Data Corporation, a Florida corporation (the “Borrower”), the Lenders party hereto, the Guarantors party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer entered into that certain Credit Agreement dated as of September 27, 2011 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Required Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Waiver Agreement dated as of April 30, 2013, as amended by that certain First Amendment (the “First Amendment”) to Waiver Agreement dated as of July 29, 2013 (as amended, the “Waiver Agreement”); and

WHEREAS, the Borrower has requested, and the Required Lenders have agreed, to certain amendments to the Waiver Agreement, as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendment. The Waiver Agreement is hereby amended as follows:

(a)    In the fifth Recital to the Waiver Agreement, clause (i), which includes the definition of “Affected Quarterly Financial Statements”, is hereby amended to refer to “its financial statements for the fiscal quarters ending April 30, 2013, July 31, 2013 and October 31, 2013”.

(b)    In Section 1(a) of the Waiver Agreement, each reference to “October 31, 2013” is hereby replaced with a reference to “January 31, 2014”.

(c)    In the proviso at the end of Section 1(b) of the Waiver Agreement, which, for the avoidance of doubt, was further amended by the First Amendment, the reference to “October 31, 2013” in the as-amended proviso set forth in the First Amendment is hereby replaced with a reference to “January 31, 2014”.

(d)    Section 1(c) of the Waiver Agreement is hereby amended and restated in its entirety to read as follows:

“(c)    waive any Default that may occur pursuant to Section 9.01(e) of the Credit Agreement as a result of violations of any agreement or instrument governing Indebtedness or a Guarantee of the Borrower due to (i) the Specified Matters or (ii) the failure to file with the SEC or to transmit to holders thereunder the 2013 Financial Statements or the Affected Quarterly Financial Statements as and when required by the terms thereof (A) in the case of the any agreement or

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instrument governing Indebtedness of the Borrower (other than Material Debt Agreements (as defined below)), until the earlier of (x) December 31, 2013 and (y) the date of acceleration of such Indebtedness or enforcement of a lien securing such Indebtedness, and (B) in the case of Material Debt Agreements, until the earlier of (x) November 15, 2013 and (y) the date of acceleration of such Indebtedness or enforcement of a lien securing such Indebtedness.”

2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of the following:

(a)    counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b)    a fee equal to 5 basis points (0.05%) on the aggregate Commitment of each Lender that executes this Agreement, payable to the Administrative Agent for the account of each such Lender; and

(c)    counterparts of a letter agreement dated as of the date hereof and duly executed by the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Facility Guaranty or the Loan Documents.

(c)    Except as expressly provided herein, the amendments set forth herein do not modify or affect the Loan Parties’ obligations to comply fully with (i) the terms of Sections 5.02, 7.01, 7.02, 7.03, 7.08, 7.09 or 7.13 of the Credit Agreement for any future periods or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document, including, but not limited, to satisfaction of Section 8.13 for the fiscal year ending January 31, 2013 or (ii) the terms of Section 8.13 for any period covered by the Prior Financial Statements. The above amendments are limited solely to the waivers provided in the Waiver Agreement and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

(d)    After giving effect to this Agreement, the Borrower represents and warrants to the Lenders that (i) except with respect to the Specified Matters, the representations and warranties of the Borrower set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date and (ii) except with respect to the Specified Matters, no event has occurred and is continuing which constitutes a Default or an Event of Default.

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(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

(g)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:            TECH DATA CORPORATION,
a Florida corporation

By: /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title: Senior Vice President, Treasurer

GUARANTORS:        TECH DATA PRODUCT MANAGEMENT, INC.,
a Florida corporation

By: /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title: Senior Vice President, Treasurer

TECH DATA FINANCE PARTNER, INC.,
a Florida corporation

By: /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title: Senior Vice President, Treasurer

TECH DATA CORPORATION
SECOND AMENDMENT TO WAIVER AGREEMENT

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ ROBERT RITTELMEYER
Name: Robert Rittelmeyer
Title: Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender

By: /s/ PATRICK MARTIN
Name: Patrick Martin
Title: Director

TECH DATA CORPORATION
SECOND AMENDMENT TO WAIVER AGREEMENT

_SunTrust Bank __________________,
as a Lender

By: /s/ SHAWN WILSON
Name: Shawn Wilson
Title: Director

_The Bank of Nova Scotia___________,
as a Lender

By: /s/ EUGENE DEMPSEY
Name: Eugene Dempsey
Title: Director

Citibank, N.A. ___________,
as a Lender

By: /s/ JAMES M. WALSH
Name: James M. Walsh
Title: Vice President and Managing Director

Skandinaviska Enskilda Banken AB_____,
as a Lender

By: /s/ PENNY NEVILLE-PARK
Name: Penny Neville-Park
Title: Authorized Signatory

Skandinaviska Enskilda Banken AB_____,
as a Lender

By: /s/ DUNCAN NASH
Name: Duncan Nash
Title: Authorized Signatory

JPMorgan Chase Bank N.A.,____,
as a Lender

By: /s/ JUSTIN KELLEY
Name: Justin Kelley
Title: Authorized Signatory

The Royal Bank of Scotland PLC.,____,
as a Lender

By: /s/ MATHEW PENNACHIO
Name: Mathew Pennachio
Title: Director

TECH DATA CORPORATION
SECOND AMENDMENT TO WAIVER AGREEMENT

Branch Banking & Trust Company
as a Lender

By: /s/ ANTHONY NIGRO
Name: Anthony Nigro
Title: Senior Vice President

U.S. Bank National Association
as a Lender

By: /s/ KENNETH R. FIELER
Name: Kenneth R. Fieler
Title: Vice President

UniCredit Bank AG
as a Lender

By: /s/ DOUGLAS V. RIAHI
Name: Douglas V. Riahi
Title: Managing Director

By: /s/ PRANAV SURENDRANATH
Name: Pranav Surendranath
Title: Vice President, Risk Underwriter

TECH DATA CORPORATION
SECOND AMENDMENT TO WAIVER AGREEMENT